UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 30, 2006

                           LEVCOR INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-50186                  06-0842701
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)

1065 Avenue of the Americas, 28th Floor, New York, NY             10018
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (212) 354-8500

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

         On November 30, 2006, Joseph S. DiMartino resigned from the Board of Directors of Levcor International, Inc., due to a potential conflict of interest.


ITEM 9.01.        Financial Statements and Exhibits

Exhibits:

99.1     Letter dated November 30, 2006

                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              LEVCOR INTERNATIONAL, INC.


                                              By: /s/ ROBERT A. LEVINSON
                                                  ------------------------------
                                              Name:   Robert A. Levinson
                                              Title:  Chairman, President and
                                                      Chief Executive Officer

December 5, 2006